EXHIBIT 25





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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM T-1

             STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT
              OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

          Check if an application to determine eligibility of a Trustee pursuant to Section 305(b)(2) X
                                                      ---
                                   ==========

                     MANUFACTURERS AND TRADERS TRUST COMPANY
               (Exact name of trustee as specified in its charter)

                NEW YORK                                         16-0538020
    (Jurisdiction of incorporation                            (I.R.S. employer
or organization if not a national bank)                      identification No.)

             One M&T Plaza
          Buffalo, New York                                      14240-2399
(Address of principal executive offices)                         (Zip Code)

                                   ==========

                                   TELMARK LLC
               (Exact name of obligor as specified in its charter)

               DELAWARE                                          16-1551523
     (State or other jurisdiction of                          (I.R.S. employer
      incorporation or organization)                         identification No.)

         333 Butternut Drive
          Dewitt, New York                                         13214
(Address of principal executive offices)                         (Zip Code)

                                   ==========



                             SUBORDINATED DEBENTURES

                         (Title of indenture securities)


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       ITEM 1.      GENERAL INFORMATION

                    Furnish the following information as to the trustee:


(a) Name and address of each examining or supervising authority to which it is subject.

                    Superintendent of Banks of the State of New York, 2 World Trade Center, New York, NY 10047 and Albany, NY 12203.

                    Federal Reserve Bank of New York, 33 Liberty Street, New York, NY 10045.

                    Federal Deposit Insurance Corporation, Washington, D.C.
                    20429.

           (b)      Whether it is authorized to exercise corporate trust powers.

                    Yes.

       ITEM 2.      AFFILIATIONS WITH OBLIGOR

                    If the obligor is an affiliate of the trustee, describe each such affiliation.

                    None.

     [Items 3 through 15 omitted pursuant to General Instruction B to Form T-1]


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      ITEM 16.       LIST OF EXHIBITS

                     Exhibit A.       Organization Certificate of the Trustee as
                                      now  in  effect  (incorporated  herein  by
                                      reference   to   Exhibit   1,   Form  T-1,
                                      Registration Statement No. 33-7309).

                     Exhibit B.       Certificate of Authority of the Trustee to
                                      commence business  (incorporated herein by
                                      reference   to   Exhibit   2,   Form  T-1,
                                      Registration Statement No. 33-7309).

                     Exhibit C.       Authorization of the  Trustee  to exercise
                                      corporate   trust   powers   (incorporated
                                      herein by  reference  to  Exhibit  3, Form
                                      T-1, Registration Statement No. 33-7309).

                     Exhibit D.       Existing   By-Laws   of   the   Trustee
                                      (incorporated   herein  by   reference  to
                                      Exhibit   4,   Form   T-1,    Registration
                                      Statement No. 33-7309).

                     Exhibit E.       Not Applicable.

                     Exhibit F.       Consent   of   the  Trustee (incorporated
                                      herein by  reference  to  Exhibit  6, Form
                                      T-1, Registration Statement No. 33-7309).

                     Exhibit G.       Report of Condition of the Trustee.*

                     Exhibit H.       Not Applicable.

                     Exhibit I.       Not Applicable

--------------------------------
* Filed Herewith


                                    SIGNATURE

              Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Manufacturers and Traders Trust Company, a banking corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Buffalo, and State of New York, on the 26th day of August, 1998.


                               MANUFACTURERS AND TRADERS TRUST COMPANY

                               By:       /s/ RUSSELL T. WHITLEY
                                   --------------------------------------
                                             Russell T. Whitley
                                             Assistant Vice President

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                                    EXHIBIT G


                       REPORT OF CONDITION OF THE TRUSTEE


                     MANUFACTURERS AND TRADERS TRUST COMPANY
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CONDENSED CONSOLIDATED BALANCE SHEET

                                                                        June 30
Dollars in thousands                                                       1998
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ASSETS         Cash and due from banks                              $   511,254
               Money-market assets                                      575,529
               Investment securities
                      Available for sale (cost: $2,332,808)           2,338,852
                      Held to maturity (market value: $127,230)         126,488
                      Other (market value: $117,226)                    117,226
               -----------------------------------------------------------------
                              Total investment securities             2,582,566
               -----------------------------------------------------------------
               Loan and leases, net of unearned discount             14,743,762
               Allowance for possible credit losses                    (306,024)
               -----------------------------------------------------------------
                      Loan and leases, net                           14,437,738
               Other assets                                           1,460,588
               -----------------------------------------------------------------
                      Total assets                                  $19,567,675

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LIABILITIES    Deposits
                      Noninterest-bearing                           $ 2,113,076
                      Interest-bearing                               12,303,401
               -----------------------------------------------------------------
                               Total deposits                        14,416,477
               Short-term borrowings                                  2,547,135
               Accrued interest and other liabilities                   395,582
               Long-term borrowings                                     375,303
               -----------------------------------------------------------------
                      Total liabilities                              17,734,497

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STOCKHOLDER'S EQUITY                                                  1,833,178
               ----------------------------------------------------------------
                      Total liabilities and stockholder's equity    $19,567,675
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